UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Del Frisco’s Restaurant Group, Inc. is filing this Amendment No. 1 to a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 18, 2018, solely to correct typographical errors appearing in such original Form 8-K. Other than those changes, this amendment restates in its entirety the previously filed report.
Item 1.01 Entry into a Material Definitive Agreement
On September 17, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”), entered into a definitive Asset and Equity Purchase Agreement (the “Purchase Agreement”) with Sullivan’s Holding LLC, a Delaware limited liability company (“Buyer”), which is an affiliate of Romano’s Macaroni Grill. Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, the Company will sell to the Buyer all of the outstanding equity interest of its Sullivan’s Steakhouse business, including Sullivan’s of Alaska, Inc., Sullivan’s of Arizona, Inc., Sullivan’s of Baltimore, Inc., California Sullivan’s, Inc., Sullivan’s of Delaware, Inc., Sullivan’s of Illinois, Inc., Sullivan’s of Indiana, Inc., Sullivan’s of Kansas, Inc., Louisiana Steakhouse, Inc., Sullivan’s Restaurants of Nebraska, Inc., Sullivan’s of North Carolina, Inc., North Philadelphia Sullivan’s, Inc., and Sullivan’s Franchise Corporation (the “Sullivan’s Subsidiaries”) and certain other assets of the Company and its subsidiaries related to the Sullivan’s Steakhouse restaurant business (the “Transaction”). The aggregate consideration payable by Buyer to the Company in the Transaction is $32 million, subject to customary adjustments set forth in the Purchase Agreement for inventory, debt of the Sullivan’s Subsidiaries and cash, which will be paid to the Company at the initial closing. The initial closing in respect of all of the Sullivan’s Subsidiaries other than Sullivan’s of North Carolina, Inc. and Sullivan’s of Delaware, Inc. is expected to occur by the end of the Company’s third quarter of 2018. Secondary closings in respect of Sullivan’s of North Carolina, Inc. and Sullivan’s of Delaware, Inc. are expected to occur by the end of the Company’s first quarter of 2019.
The Purchase Agreement includes customary representations, warranties and covenants by the parties. The Transaction is subject to various closing conditions, including, but not limited to, the following: (i) no injunction or other orders preventing the consummation of the Transaction; (iii) the continuing accuracy of each party’s representations and warranties and compliance by the parties with their respective covenants (subject to typical materiality qualifiers); (iv) no material adverse effect occurring with respect to the Sullivan’s business; and (v) the satisfaction of certain other conditions.
Each party has agreed to indemnify the other for breaches of representations, warranties and covenants and for certain other matters, subject to certain exceptions and limitations.
The Purchase Agreement contains certain termination rights for both the Company and Buyer, including if (i) the initial closing does not occur by December 15, 2018; (ii) if the other party breaches any of its representations, warranties or covenants (subject to certain materiality thresholds and cure periods); and (iii) a legal restraint on the Transaction has become final and non-appealable.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference. No representation, warranty, covenant or agreement contained in the Purchase Agreement is, or should be construed as, a representation or warranty by any person other than the parties thereto, or covenant or agreement of the any person other than the parties thereto. The representations, warranties, covenants and agreements contained in the Purchase Agreement are solely for the benefit of the parties thereto, may represent an allocation of risk among the parties thereto, may be subject to standards of materiality that differ from those that are applicable to investors in the Company and may be qualified by disclosures between the parties thereto.
Item 7.01 Regulation FD Disclosure
On September 18, 2018, the Company issued a press release announcing the signing of the Purchase Agreement. The Company intends to file revised financial statements with the Securities and Exchange Commission for the stand-alone Del Frisco’s Restaurant Group, Inc. within four days of closing the Transaction.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 2.1	Purchase Agreement, by and between Del Frisco’s Restaurant Group, Inc. and Sullivan’s Holding LLC, dated as of September 17, 2018*
* Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.
Forward-Looking Statements
Certain statements in this communication are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this communication are forward-looking statements. The forward-looking statements in this communication are based upon a number of estimates and assumptions and are based on information available to us as of the date any such statements are made.
The forward-looking statements in this communication are inherently subject to significant business, economic, regulatory and competitive risks and uncertainties, many of which are beyond the Company’s control and are based upon assumptions with respect to future business strategies and decisions which are subject to change. Actual results could differ materially from those described in the statements.
These risks and uncertainties, which may cause actual results to differ materially from our forward-looking statements, include, but are not limited to the following: (i) our ability to achieve and manage our planned expansion, such as the availability of a sufficient number of suitable new restaurant sites and the availability of qualified employees, (ii) our ability to achieve expected levels of comparable restaurant sales increases, (iii) the performance of new restaurants and their impact on existing restaurant sales, (iv) increases in the cost of food ingredients and other key supplies, (v) the risk of food-borne illnesses and other health concerns about our food, (vi) the potential for increased labor costs or difficulty retaining qualified employees, including as a result of immigration enforcement activities, (vii) risks relating to our expansion into new markets, (viii) the impact of federal, state or local government regulations relating to our employees and the sale of food or alcoholic beverages, (ix) our ability to effectuate closing the Sullivan’s divestiture due to the conditions imposed by the Purchase Agreement and (x) the risks set forth in our reports filed with the Securities and Exchange Commission.*
* Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s most recently filed periodic reports on Form 10-K and 10-Q and subsequent filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	September 19, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Purchase Agreement, by and between Del Frisco’s Restaurant Group, Inc. and Sullivan’s Holding LLC, dated as of September 17, 2018*
* Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.